ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated March 30, 2026 to the Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2025, as may be supplemented and/or revised from time to time, with respect to the series of the Trust (the “Aristotle Funds”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus, or SAI, as applicable.

Effective December 31, 2026, Sean M. Thorpe will retire from his role as a Portfolio Manager for Aristotle International Equity Fund (the “Fund”). Accordingly, all references to Mr. Thorpe as a Portfolio Manager in the Fund’s Prospectus and SAI are hereby removed effective December 31, 2026. Howard Gleicher, CFA and Geoffrey S. Stewart, CFA, will continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus and SAI